SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
                                 March 19, 2004


               SUPERCLICK, INC. (formerly GRAND PRIX SPORTS, INC.)

                 (Name of Small Business Issuer in its charter)

          WASHINGTON                                       52-2219677
 -----------------------------                  -------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


      23332 Mill Creek Drive #230
           Laguna Hills, CA                                   92653
 --------------------------------------                      --------
(Address of principal executive offices)                    (Zip Code)

Issuer's Telephone Number                                (858) 518-1387

                                TABLE OF CONTENTS

Item 5. Other Events and Regulation FD Disclosure

Item 7. Financial Statements and Exhibits.

SIGNATURES
EXHIBIT INDEX
Exhibit 99.1




Item 5. Other Events and Regulation FD Disclosure

On March 4, 2004, Superclick, Inc. ("Superclick") announced the resignation of Mr. Ronald Fon as interim CEO and Mr. Robert Macfarlane as President and Secretary effective March 4, 2004, and the appointment of Mr. John Glazik as CEO and President. The full text of the press release is attached hereto to this Report as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.                    Description
-----------                    -----------


99.1 Press Release issued by Superclick, Inc. dated March 4, 2004 regarding the resignation of its President and Chief Executive Officer and appointment of its new President and Chief Executive Officer.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SUPERCLICK, INC.

Dated March 19, 2004                       By: /s/  Todd M. Pitcher
                                               --------------------------------
                                               Todd M. Pitcher
                                               Chairman




                                  EXHIBIT INDEX

Exhibit No.                                 Description
-----------                                 -----------

99.1 Press Release issued by Superclick, Inc. dated March 4, 2004 regarding the resignation of its President and Chief Executive Officer and appointment of its new President and Chief Executive Officer.